UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 7, 2004

AMBASSADORS GROUP, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	0-33347	91-1957010

(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

DWIGHT D. EISENHOWER BUILDING
110 S. FERRALL STREET
SPOKANE, WA 99202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(509) 534-6200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
Exhibit 99.1

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1	Press Release, dated February 5, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

     On February 5, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its results for the fiscal year ended December 31, 2003.

     The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date: February 10, 2004	By:	/s/ Colleen-McCann-Lillie

Name: Colleen McCann-Lillie
Title: Chief Financial Officer

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